BAETA CORP.

NON-QUALIFIED STOCK OPTION AGREEMENT
UNDER THE 2009 STOCK OPTION PLAN

THIS AGREEMENT is made as of February 26, 2009, between BAETA CORP., a New Jersey corporation (the “Company”), and Jeff Burkland (the “Optionee”).

THE PARTIES AGREE AS FOLLOWS:

1.           Option Grant.          The Company hereby grants to the Optionee an option (the “Option”) to purchase the number of shares of the Company’s common stock (the “Shares”), for an exercise price per share (the “Option Price”) and based upon a Grant Date, all as set forth below:

Shares under option:               100,000

Option Price per Share:          $0.50

Grant Date:                               March 1, 2009

Vesting:  Your option shall vest according to the following schedule, provided you continue your relationship with the Company or a related corporation.

Period of Your Continuous Relationship With the Company or a Related Corporation From the Date Option is Granted	Portion of Total Option Which is Exercisable
After March 31, 2009	16,667
After April 30, 2009	16,667
After May 31, 2009	16,667
After June 30, 2009	16,667
After July 31, 2009	16,666
After August 31, 2009	16,666

Exercise:  The vested portion of the option may be exercised, in whole or in part, but not as to any fractional shares, during the term of the option.  During your lifetime only you can exercise the option.  The Plan also provides for exercise of the option by the personal representative of your estate or the beneficiary thereof following your death.

The Option will be subject to all of the terms and conditions set forth herein and in the Company’s 2009 Stock Option Plan (the “Option Plan”), a copy of which is attached hereto and incorporated by reference.  The Option granted hereunder will be a nonstatutory or nonqualified option for tax purposes.

2.           Stockholder Rights.    No rights or privileges of a stockholder in the Company are conferred by reason of the granting of the Option.  Optionee will not become a stockholder in the Company with respect to the Shares unless and until the Option has been properly exercised and the Option Price fully paid as to the portion of the Option exercised.

3.           Termination.   Subject to earlier termination as provided in the Option Plan, this Option will expire, unless previously exercised in full, on February 28, 2019.

4.           Terms of the Option Plan.     The Optionee understands that the Option Plan includes important terms and conditions that apply to this Option.  Those terms include (without limitation):  important conditions to the right of the Optionee to exercise the Option; important restrictions on the ability of the Optionee to transfer the Option or to transfer Shares received upon exercise of the Option; and early termination of the Option following the occurrence of certain events, including the Optionee no longer being an employee, director, consultant or independent contractor to or of the Company or its subsidiaries.  The Optionee acknowledges that he or she has read the Option Plan, agrees to be bound by its terms, and makes each of the representations required to be made by the Optionee under it.

5.           Method of Exercise.    The Option shall be exercised by written notice in the form of Exhibit A hereto, directed to the Company at the Company’s address set forth above, duly executed by the Optionee, specifying the number of shares being purchased and accompanied by cash or check payable to the order of the Company in full payment of the Purchase Price for the number of Shares being purchased.

6.           Miscellaneous.             This Agreement (together with the Option Plan) sets forth the complete agreement of the parties concerning the subject matter hereof, superseding all prior agreements, negotiations and understandings. This Agreement will be governed by the substantive law of the State of New Jersey, and may be executed in counterparts.

The parties hereby have entered into this Agreement as of the date set forth above.

BAETA CORP.	“Optionee”

/s/ Dr. Alexander Gak – President	/s/ Jeff Burkland

By:
Title:	Name:

Address:

Attachments:        (1) Spousal Consent
(2) 2009 Stock Option Plan

SPOUSAL CONSENT

The undersigned is the spouse of the Optionee referred to in the attached Non-Statutory Stock Option Agreement (the “Agreement”).  The undersigned acknowledges that he or she:

(1)	has received, reviewed and understands the terms of the Agreement (including its attachments);

(2)	consents to the Agreement, and agrees to be bound by its terms to the extent that he or she now has or may obtain any interest in the Option or Shares covered by the Agreement; and

(3)	understands that the Company is relying upon this consent in entering into the Agreement and in not taking further steps to protect its interests.

Date	Signature

Name:

EXHIBIT A

NON-QUALIFIED STOCK OPTION AGREEMENT
UNDER THE 2009 STOCK OPTION PLAN

Date:______________________

BAETA CORP.

Ladies and Gentlemen:

I hereby elect to purchase _______________ shares of the Common Stock, $_____ par value per share, of BAETA CORP. (the “Company”) under the option granted to me pursuant to the Non-Qualified Stock Option Agreement, dated as of _______________, 200___, under the Company’s 2009 Stock Option Plan.

Enclosed is [cash] [a check] in the amount of $______________.___ [__________] shares of the Company’s Common Stock in full payment of the shares being purchased ($_______________ per share x _____________ shares).

Please deliver certificates representing the shares being purchased to me at:

_____________________________

_____________________________

_____________________________

I hereby acknowledge that I have been informed as follows:

1.           The shares of common stock of the Company to be issued to me pursuant to the exercise of said option have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), and accordingly, must be held indefinitely unless such shares are subsequently registered under the 1933 Act, or an exemption from such registration is available.

2.           Routine sales of securities made in reliance upon Rule 144, if applicable, under the 1933 Act can be made only after the holding period and in limited amounts in accordance with the terms and conditions provided by that Rule, and in any sale to which that Rule is not applicable, registration or compliance with some other exemption under the 1933 Act will be required.

3.           The Company is under no obligation to me to register the shares or to comply with any such exemptions under the 1933 Act.

4.           The availability of Rule 144, if applicable, is dependent upon adequate current public information with respect to the Company being available and, at the time that I may desire to make a sale pursuant to the Rule, the Company may neither wish nor be able to comply with such requirement.

In consideration of the issuance of certificates for the shares to me, I hereby represent and warrant that I am acquiring such shares for my own account for investment, and that I will not sell, pledge, transfer or otherwise dispose of such shares in the absence of an effective registration statement covering the same, except as permitted by the provisions of Rule 144, if applicable, or some other applicable exemption under the 1933 Act. In view of this representation and warranty, I agree that there may be affixed to the certificates for the shares to be issued to me, and to all certificates issued hereafter representing such shares (until in the opinion of counsel, which opinion must be reasonably satisfactory in form and substance to counsel for the Company, it is no longer necessary or required) a legend as follows:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN TAKEN BY THE ISSUEE FOR HIS OR HER OWN ACCOUNT AND NOT WITH A VIEW TO THEIR DISTRIBUTION.  SAID SECURITIES MAY NOT BE SOLD OR TRANSFERRED UNLESS (A) THEY HAVE BEEN REGISTERED UNDER SAID ACT, OR (B) THE TRANSFER AGENT (OR THE COMPANY, IF IT IS THEN ACTING AS ITS OWN TRANSFER AGENT) IS PRESENTED WITH EITHER A WRITTEN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY OR A “NO-ACTION” LETTER OF THE SECURITIES AND EXCHANGE COMMISSION TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE CIRCUMSTANCES OF SUCH SALE OR TRANSFER.
THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE VOLUNTARILY OR INVOLUNTARILY SOLD, ASSIGNED, TRANSFERRED, PLEDGED, HYPOTHECATED, ENCUMBERED OR DISPOSED OF, EXCEPT UNDER LIMITED CIRCUMSTANCES, AND SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND RIGHTS OF FIRST REFUSAL. THESE RESTRICTIONS AND RIGHTS OF FIRST REFUSAL ARE SET FORTH IN FULL IN THE 2009 STOCK OPTION PLAN AND IN A STOCK OPTION AGREEMENT (INCLUDING ATTACHMENTS), COPIES OF WHICH ARE ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

I further agree that the Company may place a stop order with its Transfer Agent, prohibiting the transfer of such shares, so long as the legend remains on the certificates representing the shares.

Very truly yours,

“Optionee”

Name: